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COLLATERAL ANALYSIS

                                      Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg
FICO Low     FICO High       LTV  Current Balance    Current Balance      GWAC      % MI       FICO       DTI
--------     ---------       ---  ---------------    ---------------      ----      ----       ----       ---

    500          524      <65%     139,116.24            4.13          8.789        0        513       40.96
    525          549      <65%     146,777.33            5.81          8.749        0        536       41.14
    550          574      <65%     154,083.41            6.86          8.384        0        562       40.73
    575          599      <70%     153,010.32            8.38          7.917        0        588       41.62
    600          624      <70%     157,575.08           10.97          7.481        0        613       41.27
    625          649      <70%     162,225.03           15.31          7.346        0        637       40.68
    650          674      <80%     143,790.33            5.35          7.597        0        661       40.44
    675          699      <80%     145,878.65            3.06          7.502        0        687       42.7
    700          724      <80%     147,575.33            2.17          7.832        0        711       41.57
    725          749      <85%     151,145.69            1.06          7.587        0        737       39.94
    750          774      <85%     137,846.56            0.54          7.369        0        762       39.28
    775          799      <85%     120,513.85            0.23          7.591        0        784       38.73
    800 max               <85%        0.00                0              0          0         0          0

              Wtd Avg
FICO Low        LTV      % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
--------        ---      -----    -----     -----------     ----------   ---------     ------------   ----------

    500        77.54     85.07     8.63        99.41          82.24          0            17.76           1.15
    525        79.63     85.33    11.79        99.69          73.98         4.08          21.67           2.34
    550        82.08     87.22     6.28        99.37          63.45         1.42          34.33           5.88
    575        84.52     82.34    10.18        96.91          66.07         1.71          31.17          15.63
    600        85.84     78.49     9.77        97.17          64.71         3.82          30.46          22.07
    625        84.9      72.8     13.52        94.83          44.83         3.26          50.44          27.15
    650        91.4      77.11     7.72        94.22          56.14         3.16          39.98          17.17
    675        91.19     60.21    15.47        85.73          48.02         1.52          48.4           26.85
    700        92.09     76.77     7.39        85.98          35.67         0.25          62.38          32.29
    725        94.14     77.37     7.84        71.96          26.13         2.63          71.24          23.66
    750        91.54     83.27    10.98        69.74          52.92          0            47.08           9.23
    775        94.1      34.93    42.91        73.11          40.75          0            59.25          15.94
    800 max      0         0        0            0              0            0              0              0

                                      Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg
 LTV Low      LTV High       DTI  Current Balance    Current Balance      GWAC      % MI       FICO       DTI
 -------      --------       ---  ---------------    ---------------      ----      ----       ----       ---

    60%          64%      <50%     282,836.57            0.63          6.911      0.00       616       58.24
    65%          69%      <50%     248,744.47            0.38          6.542      0.00       600       51.90
    70%          74%      <50%     245,881.07            1.01          7.046      0.00       601       53.48
    75%          79%      <50%     196,261.62            0.74          7.557      0.00       604       52.55
    80%          84%      <50%     232,299.41            2.85          7.047      0.00       616       52.79
    85%          89%      <50%     180,774.38            0.96          7.786      0.00       597       51.97
    90%          94%      <50%     200,901.59            1.68          7.639      0.00       627       53.49
    95%          99%      <50%     209,463.77            0.25          7.343      0.00       666       51.84
   100% max               <50%      47,658.72            0.15         10.495      0.00       633       53.96

              Wtd Avg
 LTV Low        LTV      % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
 -------        ---      -----    -----     -----------     ----------   ---------     ------------   ----------

    60%        61.94     62.54     8.32        70.86          54.25         0.00          45.75          0.00
    65%        68.27     53.22    13.18        66.39          89.27         0.00          10.73         32.16
    70%        71.68     53.35     3.16        92.57          73.58         1.83          24.59          0.00
    75%        76.88     71.12     5.30       100.00          78.63         7.33          14.03          8.75
    80%        80.70     73.82     6.47        95.87          62.39         5.21          32.40         27.00
    85%        86.58     80.83     8.17        90.38          69.86        11.42          18.73          0.00
    90%        90.26     70.67    16.24        92.70          79.65         3.98          16.38         11.14
    95%        95.00    100.00     0.00       100.00          47.38         0.00          52.62          0.00
   100% max   100.00     68.18    23.00       100.00          62.44         0.00          37.56          0.00

                                      Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg
 DTI Low      DTI High      FICO  Current Balance    Current Balance      GWAC      % MI       FICO       DTI
 -------      --------      ----  ---------------    ---------------      ----      ----       ----       ---

    20%          24%      <525     139,327.70            0.19          9.298        0        517       22.57
    25%          29%      <550     123,519.63            1.03          9.14         0        521       27.37
    30%          34%      <575     140,884.96            2.5           8.714        0        538       32.31
    35%          39%      <600     154,135.74            5.55          8.359        0        555       37.62
    40%          44%      <625     159,697.22            9.32          8.043        0        579       42.49
    45%          49%      <650     157,155.47           15.61          7.856        0        591       47.55
    50%          54%      <675     193,901.59            6.92          7.546        0        595       52.06
    55% max               <700     198,828.42            0.92          7.09         0        608       62.42

              Wtd Avg
 DTI Low        LTV      % SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
 -------        ---      -----    -----     -----------     ----------   ---------     ------------   ----------

    20%        67.43     77.15      0          77.15          77.15          0            22.85            0
    25%        71.67     82.33    14.26         100           80.34         4.41          15.25          3.44
    30%        75.57     91.09     7.85        99.65          72.11          0            27.89          0.38
    35%        76.14     85.15     7.92        96.98          65.64         1.24          33.11          7.7
    40%        79.56     79.79    11.58        96.09          55.92         2.33          41.26          9.99
    45%        81.16     78.55    12.75        96.79          59.19         2.49          37.55         18.35
    50%        79.53     75.76     7.29        93.6           72.5          4.59          22.9          11.51
    55% max    73.39     57.59    11.91        84.52          59.92          0            40.08         23.62

LIMITED AND STATED DOC

                               Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
FICO Low     FICO High     Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV      % SFD
--------     ---------     ---------------    ---------------      ----      ----       ----       ---       ---      -----

    500          524          154,889.50            1.24          8.846        0        513       42.07     67.67     83.58
    525          549          158,957.74            2.01          8.717        0        537       41.29     71.07     86.09
    550          574          172,240.43            2.88          8.373        0        562       40.29     77.12     84.83
    575          599          205,524.08            4.00          7.840        0        589       42.36     78.16     76.56
    600          624          185,957.33            4.63          7.558        0        614       40.42     80.88     73.67
    625          649          173,322.70            9.08          7.487        0        639       40.85     81.63     70.70
    650          674          169,769.01            8.29          7.180        0        662       41.41     81.05     69.83
    675          699          169,895.47            5.68          7.072        0        687       41.56     82.16     63.06
    700          724          201,413.29            4.50          7.077        0        711       42.82     81.60     73.77
    725          749          211,511.23            3.00          6.925        0        736       40.73     82.94     77.11
    750          774          191,480.54            1.70          6.853        0        761       40.69     80.92     82.80
    775          799          197,941.90            0.84          7.064        0        785       42.15     82.35     67.51
    800 max                      0.00               0.00          0.000        0         0         0.00      0.00      0.00

FICO Low     % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only      % CA        % NY        % FL
--------     -----     -----------     ----------   ---------     ------------   ----------      ----        ----        ----

    500      10.31        92.08            0           0.00         100.00           0.00       47.63        0.91        24.65
    525      11.61       100.00            0          11.82          87.41           0.00       41.89        2.67        12.42
    550       7.24        99.76            0           3.38          94.71           4.36       43.42        5.68        18.86
    575      14.62        93.80            0           4.10          93.70          17.08       57.51        5.76        13.53
    600      12.90        94.02            0          11.77          85.55          23.79       40.93        7.48        22.79
    625      13.32        91.32            0           5.65          91.16          32.56       46.11        2.92        16.81
    650      10.79        95.04            0           3.71          95.59          38.39       46.86        4.58        13.93
    675      16.16        91.80            0           3.64          94.98          38.50       42.69        6.06        14.80
    700       9.68        93.39            0           2.00          97.18          55.10       66.46        3.68        12.42
    725       8.22        87.49            0           3.71          96.29          49.62       63.49        6.11         9.43
    750       5.73        82.29            0           3.79          93.41          55.73       67.35        8.72         8.58
    775       4.85        86.95            0           0.00         100.00          41.83       79.47        0.00        15.19
    800 max   0.00         0.00            0           0.00           0.00           0.00        0.00        0.00         0.00

IO LOANS

                              Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
FICO Low     FICO High    Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV      % SFD
--------     ---------    ---------------    ---------------      ----      ----       ----       ---       ---      -----

    500          524         139,200.00            0.05          8.250      0.00       514       32.18     75.73    100.00
    525          549         199,150.00            0.14          7.804      0.00       534       51.97     78.25     62.97
    550          574         215,128.43            0.40          7.959      0.00       562       42.03     83.43    100.00
    575          599         224,747.79            1.65          7.231      0.00       589       43.06     78.89     81.88
    600          624         264,474.77            2.57          6.904      0.00       612       41.97     83.73     70.44
    625          649         242,254.14            4.55          6.863      0.00       637       39.79     81.16     69.11
    650          674         240,900.47            4.56          6.703      0.00       661       42.59     81.82     69.60
    675          699         250,740.68            2.91          6.679      0.00       687       41.97     82.17     67.64
    700          724         268,497.07            2.89          6.787      0.00       712       41.73     80.09     76.76
    725          749         273,616.93            1.63          6.756      0.00       735       40.08     81.43     75.05
    750          774         296,539.17            1.21          6.493      0.00       761       41.75     81.01     84.68
    775          799         253,484.64            0.39          6.681      0.00       786       40.48     80.65     72.28
    800 max                     0.00               0.00          0.000      0.00        0         0.00      0.00      0.00

FICO Low     % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only      % CA        % NY        % FL
--------     -----     -----------     ----------   ---------     ------------   ----------      ----        ----        ----

    500       0.00       100.00         100.00         0.00           0.00         100.00       74.71        0.00        0.00
    525      37.03       100.00         100.00         0.00           0.00         100.00       80.12        0.00        0.00
    550       0.00       100.00          68.90         0.00          31.10         100.00       78.25        0.00        6.84
    575      11.11        96.93          58.59         1.24          40.17         100.00       59.85        0.00       15.65
    600      16.37        98.33          57.16         5.50          37.35         100.00       75.41        0.00        8.78
    625      15.78        98.87          34.98         8.86          53.93         100.00       67.51        3.39        9.23
    650       8.10        96.76          30.29         0.47          69.24         100.00       57.47        1.99       14.92
    675      13.13        95.19          24.81         1.60          72.11         100.00       72.14        1.75       10.53
    700       7.60        92.70          14.05         0.75          83.91         100.00       79.54        1.35       11.74
    725       7.48        90.97           9.03         3.89          87.08         100.00       80.05        5.30        5.88
    750       4.11        86.18          22.04         0.00          77.96         100.00       79.78        8.28        6.31
    775       0.00       100.00           9.26         0.00          90.74         100.00       91.44        0.00        8.56
    800 max   0.00         0.00           0.00         0.00           0.00           0.00        0.00        0.00        0.00